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                                                                   Exhibit 10.71
                                    SINA.COM
                         Soho New Town, 16F, Building C
                     88 Jianguo Road, Beijing, China 100022


By Fax and Hand Delivery:
(852) 2899 2711

                                 January 7, 2003

The Shareholders of MeMeStar Limited
MeMeStar Limited
c/o 9C, 17 Babington Path
Mid-Levels, Hong Kong

Dear Sirs,

                Re: Second Amendment to Share Purchase Agreement

            We refer to the Share Purchase Agreement, dated as of January 3, 2003 (as amended as of January 6, 2003), entered into by and among SINA.COM, MeMeStar Limited (the "Company") and the Shareholders of the Company identified therein (the "Share Purchase Agreement").

            a. Section 1.02 of the Share Purchase Agreement shall be amended to remove and delete the reference to the definition of "for cause".

            b. Section 2.05(a) of the Share Purchase Agreement shall be amended to read as follows:

      "(a) Subject to adjustment pursuant to Section 2.06 below, the Purchaser shall pay to each Management Shareholder 25% of the Deferred Cash Consideration set forth opposite such Management Shareholder's name on Exhibit C, on each of the following dates (each a "Payment Date"):

            (A)       135 calendar days after the Closing Date;
            (B)       270 calendar days after the Closing Date;
            (C)       405 calendar days after the Closing Date; and
            (D)       540 calendar days after the Closing Date;

      provided, however, that if the Management Shareholder has breached its covenants set forth in Section 6.09 hereof, prior to the last Payment Date, then such Management Shareholder shall not receive the Deferred Cash Consideration which would otherwise be payable on the last Payment Date."
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            c. Section 2.05(c) of the Share Purchase Agreement shall be amended to read as follows:

      "(c) On the first anniversary of the Closing Date, the Purchaser shall deliver a share certificate to each Management Shareholder representing the portion of the Deferred Share Consideration set forth opposite such Management Shareholder's name on Exhibit C."


            Please signify your acknowledgement and acceptance of the above amendments to the Share Purchase Agreement by signing in the designated place below.

                                          Sincerely,

                                          SINA.COM

                                          By:  s/ Charles Chao
                                               ---------------
                                               Name:  Charles Chao
                                               Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

MEMESTAR LIMITED

By:  /s/ Song Li
     -----------
     Name:  Song Li
     Title: Chairman

DRAGONTECH VENTURES LIMITED

By:  /s/ Lixin Tian
     --------------
     Name:  Lixin Tian
     Title: Authorized Signatory

STAR-VILLAGE.COM CORPORATION

By:  /s/ Song Li
     -----------
     Name:  Song Li
     Title: Chairman

WIN LIGHT LIMITED

By:  /s/ Wu Bo
     ---------
     Name:  Wu Bo


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     Title: Sole Director

RICHES KEY LIMITED

By:  /s/ Li Yi Wen
     -------------
     Name:  Li Yi Wen
     Title: Sole Director

PROFIT STAND INVESTMENTS LIMITED

By:  /s/ Cai Feng
     ------------
     Name:  Cai Feng
     Title: Sole Director

EASY UP LIMITED

By:  /s/ Wang Xin
     ------------
     Name:  Wang Xin
     Title: Sole Director

By:  /s/ Song Li
     -----------
     Song Li

DRAGONTECH VENTURES MANAGEMENT LIMITED

By:  /s/ Lixin Tian
     --------------
     Name:  Lixin Tian
     Title: Authorized Signatory



Cc:        Lee Edwards, Esq.
           Shearman & Sterling
           Fax: (8610) 6505 1818

           Robert Woll, Esq.
           Morrison & Foerster
           Fax: (852) 2585-0800


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